November 2020

# Cohu Investor Presentation

Cohu

# Cautionary Statement Regarding Forward Looking Statements

**Forward Looking Statements:**

Certain statements contained in this presentation may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding market positions in mobility, medical/industrial, computing/network, IoT/IoV, consumer and automotive semiconductor & PCB manuf. segments, relative market share positions, secular tailwinds driving end-market growth, server semiconductor forecasts and est. CAGR, smartphone semiconductor forecasts and est. CAGR, 5G ramp and mobility growth, automotive semiconductor forecasts and est. CAGR, projected IC content per vehicle, cross-selling opportunities in 2021, mmWave contactor opportunities, improving auto and industrial demand, debt deleveraging priorities, any comments on Cohu's FY 2021 outlook, momentum or growth, business model for FY'20, % of incremental revenue expected to fall to operating income, Cohu's fourth quarter 2020 sales forecast, guidance, sales mix, orders, non-GAAP operating expenses, gross margin, adjusted EBITDA and effective tax rate, and cash and shares outstanding, estimated minimum cash needed, estimated EBITDA breakeven point, any future Term Loan B principal reduction, and any other statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Any third party industry analyst forecasts quoted are for reference only and Cohu does not adopt or affirm any such forecasts.

Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: The ongoing global COVID-19 pandemic has adversely affected, and is continuing to adversely affect, our business, financial condition and results of operations, and COVID-19 could re-surge at any time and our business could be abruptly impacted again to an even greater extent; October 2020 COVID-19 related government movement control orders reinstituted in Malaysia and actual adverse impacts that have begun to reoccur among Malaysia-based and/or other suppliers; Recently increasing COVID-19 cases in countries where Cohu's principal facilities are located including the United States, the Philippines, Malaysia, Switzerland and Germany; Other significant risks associated with the Xcerra acquisition, integration and synergies including the failure to achieve the expected benefits of the acquisition, and mandatory ongoing impairment evaluation of goodwill and other intangibles whereby Cohu could be required to write off some or all of this goodwill and other intangibles; Continued availability of capital and financing and additional rating agency downgrade actions, and limited market access given our high debt levels; Our Credit Agreement contains various representations and negative covenants that limit our business flexibility; Changes to or replacement of LIBOR may adversely affect interest rates; Adverse investor reaction to the recently suspended cash dividend; Other risks associated with acquisitions; inventory, goodwill and other asset write-downs; Our ability to convert new products into production on a timely basis and to support product development and meet customer delivery and acceptance requirements for new products; Lost productivity, project delays and internal control risks due to ongoing employee "work from home" programs; Our reliance on third-party contract manufacturers and suppliers; Failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; Market demand and adoption of our new products; Customer orders may be canceled or delayed; Design-wins may or may not result in future orders or sales; The concentration of our revenues from a limited number of customers; Intense competition in the semiconductor equipment industry; Our reliance on patents and intellectual property; Compliance with U.S. export regulations; Impacts from the Tax Cuts and Jobs Act of 2017 and ongoing tax examinations; Geopolitical issues, trade wars and Huawei/HiSilicon export restrictions (including new restrictions effective in May and August 2020); Retention of key staff; Other health epidemics or natural disasters; ERP system implementation issues particularly as Cohu recently launched a new ERP system in first quarter 2020 and plans a broader rollout in 2020; The seasonal, volatile and unpredictable nature of capital expenditures by semiconductor manufacturers particularly in light of weakened demand in 2019 followed by the COVID-19 global pandemic in 2020; and Rapid technological change.

These and other risks and uncertainties are discussed more fully in Cohu's filings with the SEC, including the most recently filed Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC's website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Cohu

# Global Technology and Market Leader

## ...in Semiconductor and PCB Test and Inspection Markets

**We deliver leading-edge solutions to enable a smarter, safer, and more connected future.**

NASDAQ
COHU

TTM [1] Revenue
$576M

4-year [2] CAGR
21%

Recurring Revenue
~40% [3]

(1) Twelve months ending September 26, 2020
(2) For the period ending December 28, 2019
(3) Based on Q3 2020 orders

Cohu

# Business Update

- Q3 revenue and EPS exceeded guidance
- Strong mobility orders driven by new 5G smartphones
- RF test cell design-win
- Est. $35M cross-selling opportunities in 2021
- Improving automotive and industrial demand ahead of expectation

- Q3 Non-GAAP Gross Margin 44% (1)
- Incremental revenue with ~40% fall-through to operating income
- Reduction of Term Loan B debt by $17.3 million in Q3
- Q3 book-to-bill > 1

- Q4 revenue up ~22% sequentially at mid-point of guidance
- Forecast Q4 orders to be new company record
- Handler Q4 order rate back to normal in automotive
- Contactor opportunity in mmWave for 5G phones
- Strong momentum entering 2021

(1) See appendix for GAAP to non-GAAP reconciliation

Cohu

# Q3'20 Orders by Segment

## 40% Recurring

**All Markets**

- Contactors & Pins
- Device Kits
- Spares
- Services
- Applications

## 60% Systems

### 26% Mobility

- RF 5G to mmWave
- Application processors
- General connectivity
- FPD Drivers
- Power Mgmt. ICs
- Near-field Comm.

### 10% Automotive

- Autonomous driving
- Electrification
- Active safety
- Connectivity
- Infotainment

### 7% PCB Test

- Multilayer PCBs
- Hi-density Interconnect
- Flex & Rigid Flex PCB
- IC Substrates

### 6% Consumer

- Digital TVs, FPD
- Fitness wearables
- Gaming, GPU
- Set-top box
- VR & AR
- Voice user interface

### 5% Computing & Network

- Data center & cloud
- Hyperscale
- Computing
- Network infrastructure
- ASIC & FPGA
- Graphic processor

### 5% Industrial & Medical

- Automation
- Machinery
- Energy management
- General medical ICs
- Remote security
- Smart grids

### 1% IoT / IoV & Optoelectronics

- All sensor technologies
- Low energy connectivity
- LED
- LiDAR

Cohu

# Expertise in 5G RF High Volume Manufacturing

**One-stop-shop for leading edge integrated RF solutions accelerates "time to yield"**


Peak Yield/OEE
Cohu Advantage
Time To Yield
Cohu Test Cell
Multiple Vendors, Managed by Customer
PROTRACE
Yield / OEE
Cohu Test Cell value
1. Faster calibration
2. Improved accuracy
3. Closed-loop control
4. Fast learning cycles
1st Silicon
High Vol Ramp
Peak Volume

## Test Cell Solutions


Test Analytics
Higher Signal Integrity
Active Thermal Control
Efficiency Analytics
Semi Test
Test Contactor
Test Handler

Cohu

# Financials

# Recurring Provides a Strong Foundation

Recurring revenue is **higher margin** and **less susceptible** to seasonal and cyclical trends

**Revenue Distribution (1)**


PCB Test
Test Interface
Semi Test
Test & Inspection Handlers

**TTM Allocation(1)**


Systems
Recurring

(1) Last 12 months through September 26, 2020

Cohu

# Business Model Delivers Strong Leverage

| Business Model for FY20 | | | | | |
|---|---|---|---|---|---|
| **Quarterly Revenue** | $150M | $170M | $190M | $210M | $235M |
| **Gross Margin[1]** | 43% | 44% | 45% | 46% | 48% |
| **Operating Expenses[1]** | $52M | $54M | $57M | $59M | $64M |
| **Adjusted EBITDA[1]** | 12% | 15% | 17% | 20% | 22% |
| **Non-GAAP EPS[1]** | $0.16 | $0.30 | $0.45 | $0.60 | $0.75 |

- Approximately 40% of revenue increase falls through to operating income
- Assumes 22% income tax rate and 42.7 million shares outstanding

Except for Revenue, "Business Model for FY20" assumptions are non-GAAP forward-looking figures and exclude estimated charges related to stock-based compensation, amortization of purchased intangibles, restructuring costs, acquisition-related costs, manufacturing transition/severance costs, inventory step-up costs, amortization of cloud-based software implementation costs (Adjusted EBITDA only), or other non-operational or unusual items, which we are unable predict without unreasonable efforts due to their inherent uncertainty, therefore, reconciliation of these figures to GAAP is not provided.

# Q4'20 Outlook

| | Q3'20 Actual | Q4'20 Guidance |
|---|---|---|
| Revenue | $150.6M | $176 - $192M |
| Gross Margin(1) | 44.0% | 44% - 45% |
| Operating Expenses(1) | $48.3M | ~ $51M |
| Adjusted EBITDA(1) | 13.5% | ~ 18% (mid-point of guidance) |

- Low end of revenue guidance considers some supply chain uncertainty caused by COVID-19 and risks associated with book-and-bill and customer acceptances
- Gross margin is in-line with model
- Lifting temporary cost reductions and higher variable expense drives OPEX increase in Q4
- Fully diluted shares outstanding estimated at 42.7 million

(1) See Appendix for Q3'20 GAAP to non-GAAP reconciliations. The Q4'20 non-GAAP guidance excludes estimated pre-tax charges related to stock-based compensation of $0.2M (CoS) and $3.1M (Opex), and amortization of purchased intangibles of $9.6M (Opex). These forward-looking figures do not reflect restructuring costs, acquisition-related costs, other manufacturing transition/severance costs, inventory step-up costs, amortization of cloud-based software implementation costs (Adjusted EBITDA only), or other non-operational or unusual items, which we are unable predict without unreasonable efforts due to their inherent uncertainty, therefore, reconciliation of these figures to GAAP is not provided.

Cohu

# Balance Sheet

| [$Million] | Q3'20 | Q4'19 |
|---|---|---|
| Cash and Investments | $171 | $156 |
| Accounts Receivable | $117 | $128 |
| Total Debt | $346 | $360 |
| Capital Additions | $5.6 | $4.7 |
| Cash Flow From Operations | $14.7 | $13.8 |

- Q3 cash balance of $171M supports operational needs (~$80M), funding for production ramp and debt service
- Debt reduction $17M in Q3; deleveraging continues to be a capital allocation priority
- Q3 capex driven by (1) equipment to increase contactor manufacturing capacity in the Philippines and Japan, (2) German facility consolidation
- Term Loan is "covenant lite" with no minimum coverage ratios requirement
  - Minimum quarterly payments of $875K (principal) plus ~ $3M of interest at current LIBOR + 300 bps
  - Maturity date is 10/1/2025

Cohu



ASANTE
EFHARISTO
SHUKRAN
TODA
PALDIES
OBRIGADO
Grazzi
KIITOS
SPASIBO
SHUKRIYA
Go raibh maith agaibh
Cảm ơn
SALAMAT
XIE
DEKUJI
DANKE
Hsieh hsieh
NA GODE
DO JEH
GRATIAS TIBI
THANK
YOU
Blagodarya
DANKE JE
MERCI
HVALA
MAHALO
TERIMA KASIH
Gamsahabnida
NGIYABONGA
GRACIAS
FALEMINDERIT
GRAZIE
Doumo Arigatou
Dhanyavaad
Tusen takk
DANK U
DZIEKUJE
Khob-kun
Köszönöm

# Appendix

**Use of Non-GAAP Financial Information:**

This presentation includes non-GAAP financial measures, including non-GAAP Gross Margin/Profit, Income and Income (adjusted earnings) per share, Operating Income, Operating Expense and Adjusted EBITDA that supplement the Company's Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets including favorable/unfavorable lease adjustments, restructuring costs, manufacturing transition and severance costs, asset impairment charges, acquisition-related costs and associated professional fees, reduction of indemnification receivable, depreciation of purchase accounting adjustments to property, plant and equipment, purchase accounting inventory step-up included in cost of sales, and amortization of cloud-based software implementation costs (Adjusted EBITDA only). Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. With respect to any forward-looking non-GAAP figures, we are unable to provide without unreasonable efforts, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures due to their inherent uncertainty.
These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity. Management uses non-GAAP measures for a variety of reasons, including to make operational decisions, to determine executive compensation in part, to forecast future operational results, and for comparison to our annual operating plan. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

# GAAP to Non-GAAP Reconciliation

| Earnings Reconciliation | 3 Months Ending Sep 28, 2019 | Diluted EPS | 3 Months Ending Jun 27, 2020 | Diluted EPS | 3 Months Ending Sep 26, 2020 | Diluted EPS |
|---|---|---|---|---|---|---|
| Loss From Continuing Operations - GAAP | $(10,480) | $ (0.25) | $ (4,740) | $ (0.11) | $ (6,646) | $ (0.16) |
| Share based compensation | 3,506 | 0.08 | 3,403 | 0.08 | 3,299 | 0.08 |
| Amortization of purchased intangible assets | 9,969 | 0.24 | 9,527 | 0.23 | 9,783 | 0.23 |
| Manufacturing transition and severance costs | 568 | 0.01 | 76 | 0.00 | 179 | 0.00 |
| Restructuring costs related to inventory in COS | 1,114 | 0.03 | 72 | 0.00 | 2,606 | 0.06 |
| Restructuring costs | 814 | 0.02 | 585 | 0.01 | 412 | 0.01 |
| PP&E step-up included in COS and SG&A | 1,257 | 0.03 | 243 | 0.01 | 243 | 0.01 |
| Impairment charge | 0 | 0.00 | 0 | 0.00 | 7,300 | 0.17 |
| Gain on sale of facility | 0 | 0.00 | (27) | 0.00 | (4,468) | (0.10) |
| Tax effect of Non-GAAP adjustments | (1,836) | (0.04) | (2,011) | (0.05) | (1,080) | (0.03) |
| Income (Loss) From Continuing Operations - Non-GAAP | $4,912 | $0.12 | $7,128 | $0.17 | $11,628 | $0.27 |
| Weighted Average Shares - GAAP | Basic | 41,229 | Basic | 41,844 | Basic | 41,947 |
| Weighted Average Shares - Non-GAAP | Diluted | 41,587 | Diluted | 42,283 | Diluted | 42,659 |

| Adjusted EBITDA Reconciliation | 3 Months Ending Sep 28, 2019 | % of Net Sales | 3 Months Ending Jun 27, 2020 | % of Net Sales | 3 Months Ending Sep 26, 2020 | % of Net Sales |
|---|---|---|---|---|---|---|
| Net loss attributable to Cohu - GAAP Basis | $(10,468) | -7.3% | $ (4,740) | -3.3% | $ (6,646) | -4.4% |
| Income from discontinued operations | (154) | -0.1% | 0 | 0.0% | 0 | 0.0% |
| Income tax provision | 1,277 | 0.9% | 137 | 0.1% | 1,116 | 0.7% |
| Interest expense | 5,000 | 3.5% | 3,456 | 2.4% | 3,021 | 2.0% |
| Interest income | (190) | -0.1% | (21) | 0.0% | (42) | 0.0% |
| Amortization of purchased intangible assets | 9,969 | 6.9% | 9,527 | 6.6% | 9,783 | 6.5% |
| Depreciation | 5,231 | 3.6% | 3,557 | 2.5% | 3,462 | 2.3% |
| Amortization of cloud-based software implementation costs | 0 | 0.0% | 308 | 0.2% | 318 | 0.2% |
| Other Non-GAAP Adjustments | 5,456 | 3.8% | 4,109 | 2.9% | 9,328 | 6.2% |
| Adjusted EBITDA | $16,121 | 11.2% | $16,333 | 11.3% | $20,340 | 13.5% |

Cohu

# GAAP to Non-GAAP Reconciliation

| Gross Profit Reconciliation | 3 Months Ending Sep 28, 2019 | % of Net Sales | 3 Months Ending Jun 27, 2020 | % of Net Sales | 3 Months Ending Sep 26, 2020 | % of Net Sales |
|---|---|---|---|---|---|---|
| Net Sales | $143,498 | | $144,084 | | $150,647 | |
| Gross Profit - GAAP | 58,933 | 41.1% | 60,957 | 42.3% | 63,500 | 42.2% |
| Share Based Compensation | 212 | 0.1% | 211 | 0.1% | 218 | 0.1% |
| Manufacturing transition and severance costs | 416 | 0.3% | 0 | 0.0% | 0 | 0.0% |
| Restructuring costs related to inventory in COS | 1,114 | 0.8% | 72 | 0.0% | 2,606 | 1.7% |
| Gross Profit - Non-GAAP | $60,675 | 42.3% | $61,240 | 42.5% | $66,324 | 44.0% |

| Operating Expense Reconciliation | 3 Months Ending Sep 28, 2019 | % of Net Sales | 3 Months Ending Jun 27, 2020 | % of Net Sales | 3 Months Ending Sep 26, 2020 | % of Net Sales |
|---|---|---|---|---|---|---|
| Operating Expense - GAAP | $ 64,956 | 45.3% | $ 61,485 | 42.7% | $ 64,860 | 43.1% |
| Share based compensation | (3,294) | -2.3% | (3,192) | -2.2% | (3,081) | -2.0% |
| Amortization of purchased intangible assets | (9,969) | -6.9% | (9,527) | -6.6% | (9,783) | -6.5% |
| Manufacturing transition and severance costs | (152) | -0.1% | (76) | -0.1% | (179) | -0.1% |
| Restructuring costs | (814) | -0.6% | (585) | -0.4% | (412) | -0.3% |
| PP&E step-up included in SG&A | (1,257) | -0.9% | (243) | -0.2% | (243) | -0.2% |
| Impairment charge | 0 | 0.0% | 0 | 0.0% | (7,300) | -4.8% |
| Gain on sale of facility | 0 | 0.0% | 27 | 0.0% | 4,468 | 3.0% |
| Operating Expense - Non-GAAP | $49,470 | 34.5% | $ 47,889 | 33.2% | $ 48,330 | 32.1% |

| Operating Income Reconciliation | 3 Months Ending Sep 28, 2019 | % of Net Sales | 3 Months Ending Jun 27, 2020 | % of Net Sales | 3 Months Ending Sep 26, 2020 | % of Net Sales |
|---|---|---|---|---|---|---|
| Loss From Operations - GAAP basis | $ (6,023) | -4.2% | $ (528) | -0.4% | $ (1,360) | -0.9% |
| Share based compensation | 3,506 | 2.4% | 3,403 | 2.4% | 3,299 | 2.2% |
| Amortization of purchased intangible assets | 9,969 | 6.9% | 9,527 | 6.6% | 9,783 | 6.5% |
| Manufacturing transition and severance costs | 568 | 0.4% | 76 | 0.1% | 179 | 0.1% |
| Restructuring costs related to inventory in COS | 1,114 | 0.8% | 72 | 0.0% | 2,606 | 1.7% |
| Restructuring costs | 814 | 0.6% | 585 | 0.4% | 412 | 0.3% |
| PP&E step-up included in COS and SG&A | 1,257 | 0.9% | 243 | 0.2% | 243 | 0.2% |
| Gain on sale of facility | 0 | 0.0% | (27) | 0.0% | (4,468) | -3.0% |
| Impairment charge | 0 | 0.0% | 0 | 0.0% | 7,300 | 4.8% |
| Income From Operations - Non-GAAP | $ 11,205 | 7.8% | $ 13,351 | 9.3% | $ 17,994 | 11.9% |

Cohu